FundX Sustainable Impact Fund — SRIFX

Supplement dated May 22, 2023 to the
Summary Prospectus
dated January 30, 2023

One Capital Management, LLC ("OCM”), investment adviser to FundX Sustainable Impact Fund (the “Fund”), has recommended, and the Board of Trustees of the FundX Investment Trust has approved, the liquidation and termination of the Fund. The Fund is expected to cease operations and liquidate on or about June 22, 2023 (the “Liquidation Date”). On or promptly after the Liquidation Date, the Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and the Fund will be dissolved.
Effective at the close of business on May 22, 2023, the Fund will no longer accept purchase orders. In addition, beginning at the close of business on May 22, 2023, OCM will begin an orderly liquidation of the Fund’s assets and the Fund’s assets will be converted into cash and cash equivalents. As a result, during this process, the Fund will no longer be pursuing its stated investment objective. Although the Fund will be closed to new investments as of the close of business on May 22, 2023, shareholders may voluntarily redeem their shares before the Liquidation Date. OCM will bear all expenses incurred in carrying out the liquidation process, except for transaction costs incurred in connection with liquidating the Fund’s investments. Shareholders remaining in the Fund just prior to the Liquidation Date may bear increased transaction fees incurred in connection with the disposition of the Fund’s portfolio holdings.
The liquidating distribution will include any accrued income and capital gains, will be treated as a payment in exchange for shares, and will generally be a taxable event for shareholders investing through taxable accounts. You should consult with your tax advisor for further information regarding the federal, state and/or local income tax consequences of the liquidation that are relevant to your specific situation.
Please contact the Fund at 1-866-455‑FUND [3863] or your financial advisor if you have questions or need assistance.

Please retain this Supplement with your Summary Prospectus dated January 30, 2023 for future reference. These documents are available upon request and without charge by calling the Fund at 1-866-455‑FUND [3863].

Please retain this Supplement with the Summary Prospectus.